THE RBB FUND, INC.

Robeco Investment Funds

(INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated September 26, 2008

to the Institutional Class and Investor Class Prospectuses

dated December 31, 2007, and as revised May 6, 2008

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

1.	Adoption of Plan of Reorganization for the Boston Partners Large Cap Value Fund:

At a meeting of the Board of Directors of The RBB Fund, Inc. (the “Board”) held on September 4, 2008, the Board unanimously voted to approve, subject to shareholder approval, the Agreement and Plan of Reorganization whereby the Boston Partners Large Cap Value Fund (the “Fund”) would be reorganized into the John Hancock Disciplined Value Fund (the “New Fund”). The New Fund is a newly organized series of John Hancock Funds III with substantially identical investment objectives to the Fund, but it will be offered and managed through the John Hancock organization. Robeco Investment Management, Inc. would serve as the New Fund’s subadviser with responsibility for the day-to-day portfolio management and John Hancock Investment Management Services, LLC would act as the New Fund’s adviser.

A Special Meeting of Shareholders of the Fund will be held on or about December 17, 2008 at which Shareholders of the Fund will be asked to consider and approve the Agreement and Plan of Reorganization. Shareholders of record of the Fund as of September 30, 2008 will be entitled to vote and should expect to receive a prospectus providing more information about the New Fund and a proxy statement describing the proposed reorganization. If approved by shareholders at the Special Meeting, the reorganization will take place at the close of business on or about December 19, 2008.

2.	Change to Redemption Fee for the Robeco Boston Partners Small Cap Value Fund II

Effective with shares purchased on or after November 7, 2008, the Robeco Boston Partners Small Cap Value Fund II will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed, with the exception of defined contribution plans, that have been held for less than 60 days. Previously, the transaction fee was charged on such shares that had been held for less than one year. Accordingly, effective November 7, 2008, the Investor Class and Institutional Class Prospectuses will be revised as follows:

(i) Footnote (1) on page 18 of both the Institutional and Investor Class’ prospectuses will be replaced with the following footnote:

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(ii) The third paragraph under Redemption of Fund Shares on page 60 of the Investor Class prospectus and page 66 of the Institutional Class prospectus will be replaced with the following paragraph:

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the WPG Funds, the Robeco Boston Partners Small Cap Value Fund II or the SAM Funds redeems Shares held for less than 60 days, a transaction fee of 2%, 1% or 1%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

(iii) The first sentence of the first paragraph on page 61 of the Investor Class prospectus and page 67 of the Institutional Class prospectus under “Transaction Fee on Certain Redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, the WPG Funds and the SAM Funds” will be replaced with the following:

The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than 60 days equal to 1.00% of the NAV of such Shares redeemed at the time of redemption.

3.	Eligible Purchasers of Institutional Class Shares

Effective November 7, 2008, Institutional Class shares of the Robeco and SAM Funds will be available for initial purchases only by the certain categories of investors as enumerated below who meet the minimum initial investment of $1 million in a Fund.

The following paragraphs and bullet points will be added to the section “Purchase of Fund Shares” on page 63 of the Institutional Class Prospectus:

Institutional Class Shares of the Funds are available for purchase by the following categories of investors:

•	Retirement and other benefit plans;

•	Endowment funds and foundations;

•	Any state, county or city, or its instrumentality, department, authority or agency;

•	Accounts registered to insurance companies, trust companies and bank trust departments;

•	Investment companies both affiliated and not affiliated with Robeco Investment Management, Inc. and Sustainable Asset Management USA, Inc.;

•	Investors who participate in fee-based, wrap and other investment platform programs;

•	Any entity that is considered a corporation for tax purposes; and

•	Company Directors and employees of Robeco Investment Management, Inc. and Sustainable Asset Management USA, Inc.

Investors who meet the above investor eligibility criteria and who make initial investments of at least $1 million in a Fund are eligible to purchase Institutional Class shares. Intermediaries through which accounts are held on an omnibus basis generally may meet an investment minimum in Institutional Class shares by aggregating multiple accounts in the same Fund, subject to the discretion of and based upon the criteria established by the Advisers. Existing shareholders who opened accounts prior to November 7, 2008 will be eligible to maintain their Institutional Class share accounts of the Funds and will be eligible to make additional purchases in such accounts.

An exchange between the Institutional Class shares and either of the Investor Class shares, the Class A shares or the Class C shares of any Portfolio is generally not permitted, except that Institutional Class shares will be exchanged for Investor Class shares automatically should an investor in the Institutional Class shares who opened an account after November 7, 2008 no longer meet the investor eligibility requirements. The involuntary exchange will take place at net asset value, without the imposition of a sales load, exchange fee or other charge.

Under Internal Revenue Code section 1036, an exchange of shares of one class for shares of another class constitutes a nontaxable exchange for federal income tax purposes, and your basis and holding period for your existing shares will carry over to your new shares. The Funds intend to report the exchange as an entirely nontaxable transaction. It is possible, however, for you to recognize dividend income as a result of the exchange due to differences in the expense ratios between the two classes, but the amount of any such income would not exceed the value of any additional shares that you receive in the transaction.

4.	Medallion Signature Requirement

Effective November 7, 2008, paragraph “e” under Redemption by Mail on page 60 of the Investor Class prospectus and on page 66 of the Institutional Class prospectus will be replaced with the following paragraph:

e. Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

5.	Change to the Custodian for the Robeco WPG Funds

Effective on or about November 7, 2008, Mellon Bank N.A. will no longer act as the custodian to the Robeco WPG 130/30 Large Cap Core Fund and the Robeco WPG Small Cap Value Fund. PFPC Trust Company will act as custodian for these Funds.

Accordingly, effective on or about November 7, 2008, all references to Mellon Bank, N.A. are replaced with references to PFPC Trust Company and the information provided in the box labeled “Custodians” on page 55 of the Investor Class Prospectus and on page 61 of the Institutional Class Prospectus is hereby replaced with the following:

Custodian

PFPC Trust Company

8800 Tinicum Boulevard

Suite 200

Philadelphia, PA 19153

Holds each Fund’s assets,

settles all portfolio trades and

collects most of the valuation data

required for calculating each

Fund’s net asset value.

Please retain this Supplement for future reference.